UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) March 31, 2009

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6996	13-2739290

(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Ave, Evansville, Indiana	47711

(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1334

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          On March 31, 2009, after reviewing recommendations from the Compensation Committee, the independent members of the Board of Directors approved the following stock option grants for key executives of the Company for 2009:

Officer	Title	Stock Option Grants

Robert J. Keller	President & CEO	125,000

Deborah J. Meinert	Vice President Finance, CFO & Secretary	45,000

          The stock options were granted pursuant to the Escalade, Incorporated 2007 Incentive Plan. The stock options will vest on March 31, 2012 and will expire on March 31, 2014.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: April 6, 2009	ESCALADE, INCORPORATED

By: /s/ Deborah J. Meinert

Vice President Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement utilized in Stock Option grants pursuant to the Escalade, Incorporated 2007 Incentive Plan